Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                  Distribution Date:       1/17/2006

Section 5.2 - Supplement                                   Class A           Class B       Collateral                     Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                    50,000,000.00             0.00   25,000,000.00               575,000,000.00

(ii)   Monthly Interest Distributed                      2,740,833.33       160,416.67      205,308.47                 3,106,558.47
       Deficiency Amounts                                        0.00             0.00                                         0.00
       Additional Interest                                       0.00             0.00                                         0.00
       Accrued and Unpaid Interest                                                               0.00                          0.00

(iii)  Collections of Principal Receivables             95,601,752.13     5,431,917.73    7,604,684.83               108,638,354.70

(iv)   Collections of Finance Charge Receivables         8,690,743.03       493,792.22      691,309.10                 9,875,844.35

(v)    Aggregate Amount of Principal Receivables                                                                  28,574,435,613.88

                    Investor Interest                  550,000,000.00    31,250,000.00   43,750,000.00               625,000,000.00
                    Adjusted Interest                  550,000,000.00    31,250,000.00   43,750,000.00               625,000,000.00

                                              Series
       Floating Investor Percentage            2.19%           88.00%            5.00%           7.00%                      100.00%
       Fixed Investor Percentage               2.19%           88.00%            5.00%           7.00%                      100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  97.24%
                    30 to 59 days                                                                                             0.94%
                    60 to 89 days                                                                                             0.61%
                    90 or more days                                                                                           1.21%
                                                                                                                            -------
                    Total Receivables                                                                                       100.00%

(vii)  Investor Default Amount                           4,374,888.05       248,573.18      348,002.46                 4,971,463.70

(viii) Investor Charge-Offs                                      0.00             0.00            0.00                         0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00            0.00                         0.00

(x)    Net Servicing Fee                                   229,166.67        13,020.83       18,229.17                   260,416.67

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.08%

(xii)  Portfolio Supplemented Yield                                                                                           9.08%

(xiii) Reallocated Monthly Principal                                              0.00            0.00                         0.00

(xiv)  Closing Investor Interest (Class A Adjusted)              0.00    31,250,000.00   43,750,000.00                75,000,000.00

(xv)   LIBOR                                                                                                               4.36938%

(xvi)  Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Principal Investment Funding Shortfall                                                                                  0.00

(xx)   Available Funds                                   8,241,756.84       467,750.55      654,850.77                 9,364,358.16

(xxi)  Certificate Rate                                      5.98000%         6.16000%        5.11938%

       By:
              -----------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                              Chase Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                 Distribution Date:        1/17/2006

Section 5.2 - Supplement                                     Class A          Class B      Collateral                      Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00             0.00            0.00                         0.00

(ii)   Monthly Interest Distributed                      2,434,132.89       141,813.47      153,793.36                 2,729,739.72
       Deficiency Amounts                                        0.00             0.00                                         0.00
       Additional Interest                                       0.00             0.00                                         0.00
       Accrued and Unpaid Interest                                                                0.00                         0.00

(iii)  Collections of Principal Receivables             71,611,448.45     4,068,810.57    5,696,550.49                81,376,809.51

(iv)   Collections of Finance Charge Receivables         6,509,887.97       369,878.02      517,848.84                 7,397,614.84

(v)    Aggregate Amount of Principal Receivables                                                                  28,574,435,613.88

                    Investor Interest                  411,983,000.00    23,408,000.00   32,772,440.86               468,163,440.86
                    Adjusted Interest                  411,983,000.00    23,408,000.00   32,772,440.86               468,163,440.86

                                            Series
       Floating Investor Percentage          1.64%             88.00%            5.00%           7.00%                      100.00%
       Fixed Investor Percentage             1.64%             88.00%            5.00%           7.00%                      100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  97.24%
                    30 to 59 days                                                                                             0.94%
                    60 to 89 days                                                                                             0.61%
                    90 or more days                                                                                           1.21%
                                                                                                                           --------
                                                                      Total Receivables                                     100.00%

(vii)  Investor Default Amount                           3,277,053.65       186,195.24      260,683.20                 3,723,932.08

(viii) Investor Charge-Offs                                      0.00             0.00            0.00                         0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00            0.00                         0.00

(x)    Net Servicing Fee                                   171,659.58         9,753.33       13,655.18                   195,068.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.08%

(xii)  Portfolio Supplemented Yield                                                                                           9.08%

(xiii) Reallocated Monthly Principal                                              0.00            0.00                         0.00

(xiv)  Closing Investor Interest (Class A Adjusted)    411,983,000.00    23,408,000.00   32,772,440.86               468,163,440.86

(xv)   LIBOR                                                                                                               4.36938%

(xvi)  Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Principal Investment Funding Shortfall                                                                                  0.00

(xx)   Available Funds                                   6,173,570.40       350,371.36      490,538.47                 7,014,480.23

(xxi)  Certificate Rate                                      7.09000%         7.27000%        5.11938%


       By:
              -----------------------
       Name:  Patricia M. Garvey
       Title: Vice President